[PIONEER LOGO]

Pioneer
Interest Shares

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ANNUAL REPORT 12/31/97
----------------------

Table of Contents
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Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          4

Schedule of Investments                                                  7

Financial Statements                                                    11

Notes to Financial Statements                                           15

Report of Independent Public Accountants                                18

Results of Shareowner Meeting                                           19

Trustees, Officers and Service Providers                                20

The Pioneer Family of Mutual Funds                                      21
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Pioneer Interest Shares

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LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer Interest Shares, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. Many investors have moved away from stocks and into U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about Pioneer Interest Shares.

Respectfully,


/s/ John F. Cogan

John F. Cogan, Jr.,
Chairman and President


                                                                               1
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Pioneer Interest Shares

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PORTFOLIO SUMMARY 12/31/97
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Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was originally a pie chart in the printed materials.]

Treasury/Agency               8%
AAA                          10%
AA                            4%
A                            11%
BBB                          45%
BB                           11%
B                             9%
Short-Term Cash Equivalents   2%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of long-term holdings)

[The following table was originally a pie chart in the printed materials.]

0-2 Years         21%
2-5 Years         29%
5-7 Years         18%
7-10 Years        12%
10-20 Years        9%
20+ Years         11%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Rural Electric Cooperative (Deseret), 10.11%, 2017                   5.48%
 2. Hydro-Quebec, 9.75%, 2018                                            4.72
 3. BP America, Inc., 10.0%, 2018                                        4.44
 4. Big Rivers Electric Cooperative, 10.7%, 2017                         4.41
 5. Tele-Communications, Inc., 9.25%, 2023                               4.12
 6. Time Warner, Inc., 9.15%, 2023                                       3.85
 7. Delta Air Lines, Inc., 9.2%, 2014                                    3.75
 8. News America Holdings, Inc., 10.125%, 2012                           3.64
 9. Georgia Pacific Corp., 9.875%, 2021                                  3.55
10. USX Corp., 9.375%, 2012                                              3.27

Fund holdings will vary for other periods.


2
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Pioneer Interest Shares

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PERFORMANCE UPDATE 12/31/97
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Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/97      12/31/96
                             $13.74        $13.40

Market Price
per Share                    12/31/97      12/31/96
                             $14.000       $12.875

Distributions per Share      Income        Short-Term        Long-Term
(12/31/96 - 12/31/97)        Dividends     Capital Gains     Capital Gains
                             $1.080             --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

[boxed text]

Average Annual Total Returns*
(As of December 31, 1997)

          Net Asset     Market
Period      Value        Price
10 Years     9.33%       9.03%
5 Years      7.96        7.38
1 Year      11.11       17.83

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

[The following table was originally a mountain chart in the printed materials.]

                    Growth of $10,000

                                        Lehman Brothers
                                          Government/
              Pioneer Interest           Corporate Bond
                  Shares*                    Index
-------------------------------------------------------
12/31/87           10,000                    10,000
                   10,682                    10,758
12/31/89           11,925                    12,290
                   12,042                    13,307
12/31/91           14,807                    15,453
                   16,620                    16,625
12/31/93           16,894                    18,459
                   15,628                    17,811
12/31/95           19,500                    21,238
                   20,138                    21,861
12/31/97           23,728                    23,993

The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


                                                                               3
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Pioneer Interest Shares

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PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
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Pioneer Interest Shares closed its fiscal year on December 31, 1997. Over the past 12 months, U.S. bonds rewarded investors with attractive total returns. Demand for fixed-income securities fueled a rally that sent interest rates dramatically lower and bond prices significantly higher.

The following discussion with Sherman B. Russ, your Fund's portfolio manager, provides a detailed account of the investment environment and strategies that influenced your Fund's performance over the past year, as well as his expectations for 1998. An investment professional for more than 20 years, Mr. Russ oversees the team that is responsible for the daily management of Pioneer Interest Shares.

Q:  How did the Fund perform over the past 12 months?

A: We were pleased with the Fund's performance. In addition to providing an attractive level of current income, Pioneer Interest Shares generated a solid total return. The Fund paid dividends of $0.27 per share each quarter, for a total of $1.08 per share over the year.

    Pioneer Interest Shares is a "closed-end" fund. The actual value of the securities it owns - its net asset value (NAV) - may be more or less than is reflected in the market price of Fund shares on any given trading day. As of December 31, 1997, the Fund's NAV was $13.74 per share. Because its market value was $14.00 per share, the Fund was trading at a 1.9% "premium" compared to the value of the securities in its portfolio. On the same date, the Fund provided a dividend yield of 7.71%, based on market price and 7.86% based on NAV.

    For the 12 months ended December 31, 1997, the Fund generated a total return of 17.83% at market price and 11.11% at NAV. These figures assume reinvestment of all dividends. For the same period, the Lehman Brothers Government/Corporate Bond Index returned 9.75%. We attribute the Fund's strong performance to its emphasis on lower-rated high-yield bonds, the top-performing asset class in the U.S. fixed-income market over the past year.

Q:  What was the environment like for bonds this year?

A: Extremely favorable for most of the year. After rising early on, interest rates fell, causing bond prices to rise considerably. The yield of the


4
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Pioneer Interest Shares

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--------------------------------------------------------------------------------

    benchmark 30-year U.S. Treasury bond peaked at 7.17% in April 1997 and later declined to a four-year low of 5.87% in December 1997.

    Several factors created the positive environment for bonds: moderate to strong economic growth with minimal inflation, a declining federal budget deficit and strong foreign demand. An increasing number of investors be-came convinced that worldwide improvements in productivity and technology would allow the economy to continue to grow with minimal inflation.

    Throughout most of the year, demand was strong, particularly from overseas investors. In the fourth quarter, especially, upheaval in Asia prompted investors to seek a safe haven. This "flight to quality" translated into greater demand for U.S. government securities, causing interest rates to fall to levels of historical significance.

    The rally marked a dramatic change from the early part of 1997. Then, interest rates rose - and bond prices fell - on investors' expectations that stronger economic growth would rekindle inflation. The Federal Reserve affirmed those expectations when it raised the federal funds rate - the rate at which banks lend to each other overnight and the benchmark for short-term interest rates - from 5.25% to 5.50% in March 1997.

Q:  What strategies did you use to manage the Fund?

A: We emphasized the Fund's ability to invest in lower-rated high-yield bonds. High-yield credit selection was an important part of our port folio strategy throughout 1997. At the end of the year, the Fund's average quality was BBB. High-yield bonds generated the highest returns among U.S. fixed-income sectors this year. Economic strength helped companies generate higher profits and beef up their balance sheets. These improvements boosted the prices of high-yield bonds even more than changes in interest rates. Further, investors seeking higher yields while interest rates fell were comfortable taking on additional credit risk, given the healthy economy.

    In this environment, the prices of lower-rated bonds rose more than those of higher-rated bonds. Demand was so strong that the addi-


                                                                               5
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Pioneer Interest Shares

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PORTFOLIO MANAGEMENT DISCUSSION 12/31/97                             (continued)
--------------------------------------------------------------------------------

    tional yield lower-rated bonds provided compared to their higher-quality counterparts fell to historically low levels. We selected issues that provided high current yield and that, in our opinion, had the potential for attractive price appreciation.

    We also adjusted the Fund's maturity profile. This tactic influenced performance in the early part of the year when interest rates reversed course. We shortened the Fund's average effective maturity when interest rates were rising, and lengthened it when we expected interest rates to fall. Effective maturity reflects the time left until a bond matures or can be called on demand by the issuer, whichever is sooner. This strategy protected capital when interest rates rose and increased total return when interest rates declined. As of December 31, the Fund's effective average maturity was a medium-range 7.17 years.

Q:  What is your outlook for the next six months?

A: We are optimistic that many of the positive trends we witnessed over the past 12 months may continue. But we also recognize that the financial crisis in Asia - and the degree to which it will affect the U.S. economy - is still unknown. We expect inflation to remain low and the federal budget deficit to continue to shrink. Further, while many factors point to steady economic activity - such as brisk employment growth and high consumer confidence - we believe a slowdown in Asia could reduce U.S. economic growth from approximately 3% to 2% per year and lower inflation by 1%.

    This potential for slower economic growth, as well as the current relationships between yields of higher-quality and lower-quality bonds, makes us somewhat cautious regarding the high-yield sector. We will continue to actively review and manage the portfolio. With the credit-driven returns that are typical of that sector, however, we are confident that opportunities for price appreciation and attractive current income will continue to exist, providing investors with solid performance results.


6
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Pioneer Interest Shares

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SCHEDULE OF INVESTMENTS 12/31/97
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
              S&P/Moody's
 Principal    Ratings
  Amount      (unaudited)                                                      Value
                           INVESTMENT IN SECURITIES - 98.0%
                           Basic Materials - 18.7%
                           Chemicals - 2.4%
  $2,000,000  BBB/Baa2     Hanna (M.A.) Co., 9.375%, 2003               $  2,281,820
                                                                        ------------

                           Construction - 1.7%
   1,500,000  BB-/B1       Southdown, Inc., 10.0%, 2006                 $  1,665,000
                                                                        ------------

                           Iron & Steel - 5.3%
   2,500,000  BBB-/Baa3    USX Corp., 9.375%, 2012                      $  3,128,975
   2,000,000  B/B2         Weirton Steel Corp., 11.375%, 2004              2,085,000
                                                                        ------------
                                                                        $  5,213,975
                           Paper & Forest Products - 9.3%
   2,000,000  BB+/Baa3     Boise Cascade Corp., 9.9%, 2000              $  2,144,380
   2,000,000  BBB/Baa1     Bowater, Inc., 9.375%, 2021                     2,510,280
   3,000,000  BBB-/Baa2    Georgia Pacific Corp., 9.875%, 2021             3,402,210
   1,000,000  B+/B1        Stone Container Corp., 10.75%, 2002             1,042,500
                                                                        ------------
                                                                        $  9,099,370
                                                                        ------------
                           Total Basic Materials                        $ 18,260,165
                                                                        ------------

                           Capital Goods - 3.5%
                           Machinery 2.2%
   2,000,000  A+/A2        Caterpillar, Inc., 9.75%, 2019               $  2,178,000
                                                                        ------------

                           Waste Management - 1.3%
   1,200,000  B/B2         Amresco, Inc., 10.0%, 2004                   $  1,242,000
                                                                        ------------
                           Total Capital Goods                          $  3,420,000
                                                                        ------------

                           Communication Services - 1.6%
   1,500,000  BB+/Ba3      Comcast Cellulare, 9.50%, 2007               $  1,567,500
                                                                        ------------
                           Total Communication Services                 $  1,567,500
                                                                        ------------

                           Consumer Cyclicals - 1.8%
                           Retail - 1.8%
   1,500,000  BBB/Baa3     Shopko Stores, Inc., 9.25%, 2022             $  1,799,445
                                                                        ------------
                           Total Consumer Cyclicals                     $  1,799,445
                                                                        ------------

The accompanying footnotes are an integral part of these financial statements.


                                                                               7
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SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
 Principal    Ratings
  Amount      (unaudited)                                                      Value
                           Consumer Staples - 18.8%
                           Broadcasting - 16.7%
  $2,500,000  BBB+/Baa2    Continental Cablevision, Inc.,
                           9.5%, 2013                                   $  2,967,825
   3,000,000  BBB+/Baa3    News America Holdings, Inc.,
                           10.125%, 2012                                   3,490,950
   3,500,000  BBB-/Ba1     Tele-Communications, Inc., 9.25%, 2023          3,950,905
   3,000,000  BBB-/Ba1     Time Warner, Inc., 9.15%, 2023                  3,692,250
   2,000,000  BB-/B1       Viacom International, Inc., 10.25%, 2001        2,180,000
                                                                        ------------
                                                                        $ 16,281,930
                                                                        ------------
                           Distributors (Food & Health) - 2.1%
   2,000,000  B-/B3        Ameriserv Food Distributors,
                           10.125%, 2007                                $  2,100,000
                                                                        ------------
                           Total Consumer Staples                       $ 18,381,930
                                                                        ------------

                           Energy - 9.6%
                           Oil & Gas - 9.6%
   4,000,000  AA/Aa2       BP America, Inc., 10.0%, 2018                $  4,255,680
   2,700,000  BB-/Ba2      Gulf Canada Resources, Ltd., 9.625%, 2005       2,919,969
   2,000,000  A-/A3        Phillips Petroleum Co., 9.18%, 2021             2,242,600
                                                                        ------------
                           Total Energy                                 $  9,418,249
                                                                        ------------

                           Financial - 1.0%
   1,000,000  B+/B1        Delta Financial, 9.5%, 2004                  $  1,000,000
                                                                        ------------
                           Total Financial                              $  1,000,000
                                                                        ------------

                           Healthcare - 2.8%
   2,500,000  BB/Ba1       Tenet Healthcare Corp., 9.625%, 2002         $  2,693,750
                                                                        ------------
                           Total Healthcare                             $  2,693,750
                                                                        ------------

                           Technology - 1.2%
                           Computers - 1.2%
   1,000,000  B+/B1        Unisys Corp., 12.0%, 2003                    $  1,132,500
                                                                        ------------
                           Total Technology                             $  1,132,500
                                                                        ------------

                           Transportation - 9.9%
   2,000,000  BBB-/Baa3    AMR Corp., 9.88%, 2020                       $  2,604,020
   3,000,000  BBB/BAA1     DELTA AIR LINES, INC., 9.2%, 2014               3,593,040

The accompanying footnotes are an integral part of these financial statements.


8
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--------------------------------------------------------------------------------

              S&P/Moody's
 Principal    Ratings
  Amount      (unaudited)                                                      Value
                           Transportation - (continued)
  $2,000,000  BBB-/Baa2    Kansas City Southern Industries, Inc.,
                           8.8%, 2022                                   $  2,182,920
     500,000  BB+/Baa3     United Air Lines, 10.67%, 2004                    684,863
     515,000  BB+/Baa3     United Air Lines, 10.25%, 2021                    601,695
                                                                        ------------
                           Total Transportation                         $  9,666,538
                                                                        ------------

                           Utilities - 17.0%
                           Electric Utilities - 12.0%
   4,000,000  AAA/AAA      Big Rivers Electric Cooperative,
                           10.7%, 2017                                  $  4,225,680
   5,000,000  AAA/AAA      Rural Electric Cooperative (Deseret),
                           10.11%, 2017                                    5,253,000
   2,000,000  A/A2         Virginia Electric and Power Co.,
                           8.75%, 2021                                     2,209,880
                                                                        ------------
                                                                        $ 11,688,560
                                                                        ------------

                           Gas Utilities - 5.0%
   2,000,000  BBB-/Baa3    Coastal Corp., 9.625%, 2012                  $  2,524,200
   2,000,000  BBB-/Baa2    Colorado Interstate Gas Co., 10.0%, 2005        2,412,760
                                                                        ------------
                                                                        $  4,936,960
                                                                        ------------
                           Total Utilities                              $ 16,625,520
                                                                        ------------

                           Federal National Mortgage
                           Association - 1.5%
   1,328,881               Federal National Mortgage Association,
                           9.0%, 2019                                   $  1,435,324
                                                                        ------------
                           Total Federal National Mortgage
                           Association                                  $  1,435,324
                                                                        ------------

                           U.S. Government Obligations - 6.0%
   2,500,000               U.S. Treasury Bond, 9.375%, 2006             $  3,076,075
   1,500,000               U.S. Treasury Bond, 9.125%, 2009                1,753,515
   1,000,000               U.S. Treasury Notes, 8.75%, 2000                1,073,360
                                                                        ------------
                           Total U.S. Government Obligations            $  5,902,950
                                                                        ------------

The accompanying footnotes are an integral part of these financial statements.


                                                                               9
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SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
 Principal    Ratings
  Amount      (unaudited)                                                      Value
                           Foreign Government Sponsored - 4.6%
  $4,000,000  A+/A2        Hydro-Quebec, 9.75%, 2018                    $  4,527,120
                                                                        ------------
                           Total Foreign Government Sponsored           $  4,527,120
                                                                        ------------

                           TOTAL INVESTMENT IN SECURITIES
                           (Cost $90,391,804)                           $ 95,830,991
                                                                        ------------

                           TEMPORARY CASH INVESTMENT - 2.0%
                           Commercial Paper - 2.0%
  1,933,000                American Express Co., 6.65%, 01/02/98        $  1,933,000
                                                                        ------------
                           TOTAL TEMPORARY CASH INVESTMENT
                           (Cost $1,933,000)                            $  1,933,000
                                                                        ------------

                           TOTAL INVESTMENT IN SECURITIES AND
                           TEMPORARY CASH INVESTMENT - 100%
                           (Cost $92,324,804) (a) (b)                   $ 97,763,991
                                                                        ============

(a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $92,324,804 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                       $ 5,721,687

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                          (282,500)

    Net unrealized gain                                             $ 5,439,187
                                                                    ===========

(b) At December 31, 1997, the Fund had a capital loss carryforward of $9,166,084 which will expire between 1998 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 were as follows:

                                                   Purchases            Sales
                                                  ----------        -----------
Long-term U.S. Government                        $ 6,786,495        $   599,828
Other Long-term Securities                        19,714,887         27,785,790

 The accompanying footnotes are an integral part of these financial statements.


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BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
     investment of $1,933,000) (cost $92,324,804)                  $ 97,763,991
   Cash                                                               1,104,351
   Interest receivable                                                2,398,450
   Other                                                                 22,583
                                                                   ------------
         Total assets                                              $101,289,375
                                                                   ------------

LIABILITIES:
   Due to affiliates                                               $     61,713
   Accrued expenses                                                      35,818
                                                                   ------------
         Total liabilities                                         $     97,531
                                                                   ------------

NET ASSETS:
   Paid-in capital                                                 $104,918,741
   Accumulated net realized loss on investments                      (9,166,084)
   Net unrealized gain on investments                                 5,439,187
                                                                   ------------
         Total net assets                                          $101,191,844
                                                                   ============

NET ASSET VALUE PER SHARE:
(50,000,000 shares authorized)
   7,366,855 fund shares outstanding                               $      13.74
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                                                                              11
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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/97

INVESTMENT INCOME:
   Interest                                              $ 8,645,187
                                                         -----------
      Total investment income                                             $  8,645,187
                                                                          ------------
EXPENSES:
   Management fees                                       $   560,309
   Transfer agent fees                                        97,078
   Accounting                                                 56,934
   Custodian fees                                             24,799
   Professional fees                                          45,799
   Printing                                                   28,764
   Fees and expenses of nonaffiliated trustees                14,902
   Miscellaneous                                              44,230
                                                         -----------
      Total expenses                                                      $    872,815
      Less fees paid indirectly                                                 (4,809)
                                                                          ------------
      Net expenses                                                        $    868,006
                                                                          ------------
         Net investment income                                            $  7,777,181
                                                                          ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                       $    708,016
   Change in net unrealized gain on investments                              1,937,545
                                                                          ------------
      Net gain on investments                                             $  2,645,561
                                                                          ------------
      Net increase in net assets resulting from operations                $ 10,422,742
                                                                          ============

   The accompanying notes are an integral part of these financial statements.


12
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/97 and 12/31/96

                                                                Year Ended         Year Ended
FROM OPERATIONS:                                                 12/31/97           12/31/96
Net investment income                                         $   7,777,181      $   7,809,413
Net realized gain (loss) on investments                             708,016           (377,499)
Change in net unrealized gain on investments                      1,937,545         (1,727,525)
                                                              -------------      -------------
     Net increase in net assets resulting from operations     $  10,422,742      $   5,704,389
                                                              -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($1.07 and $1.05 per
   share respectively):                                       $  (7,895,607)     $  (7,698,703)
In excess of net investment income
   ($0.01 and $0.00, respectively)                                 (44,166)                 --
                                                              -------------      -------------
     Total distributions to shareholders                      $  (7,939,773)     $  (7,698,703)
                                                              -------------      -------------

FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                                 $     208,527      $     505,266
                                                              -------------      -------------
   Net increase (decrease) in net assets                      $   2,691,496      $  (1,489,048)
                                                              -------------      -------------

NET ASSETS:
Beginning of year                                                98,500,348         99,989,396
End of year (including accumulated
   undistributed net investment income of $0 and
   $110,710, respectively)                                    $ 101,191,844      $  98,500,348
                                                              =============      =============

                                 '97 Shares  '97 Amount   '96 Shares  '96 Amount
Reinvestment of distributions       15,177    $ 208,527     38,505     $ 505,266
                                    ------    ---------     ------     ---------
   Net increase                     15,177    $ 208,527     38,505     $ 505,266
                                    ======    =========     ======     =========

   The accompanying notes are an integral part of these financial statements.


                                                                              13
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FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                        Year            Year          Year          Year          Year
                                                        Ended          Ended          Ended         Ended         Ended
                                                      12/31/97        12/31/96      12/31/95      12/31/94     12/31/93(a)
Net asset value, beginning of year                    $  13.40        $  13.67      $  12.65      $  14.29     $  14.09
                                                      --------        --------      --------      --------     --------
Increase (decrease) from investment operations:
   Net investment income                              $   1.06        $   1.07      $   1.07      $   1.12     $   1.11
   Net realized and unrealized gain (loss)
     on investments                                       0.36           (0.29)         1.03         (1.63)        0.22
                                                      --------        --------      --------      --------     --------
   Net increase (decrease) from investment
     operations                                       $   1.42        $   0.78      $   2.10      $  (0.51)    $   1.33
Distributions to shareholders:
   Net investment income                                 (1.07)          (1.05)        (1.08)        (1.13)       (1.11)
   In excess of net investment income                    (0.01)             --            --            --        (0.02)
                                                      --------        --------      --------      --------     --------
Net increase (decrease) in net asset value            $   0.34        $  (0.27)     $   1.02      $  (1.64)    $   0.20
                                                      --------        --------      --------      --------     --------
Net asset value, end of year                          $  13.74        $  13.40      $  13.67      $  12.65     $  14.29
                                                      ========        ========      ========      ========     ========
Market value, end of year                             $ 14.000        $ 12.875      $ 13.500      $ 11.750     $ 13.875
Total return*                                            17.83%           3.27%        24.77%        (7.54)%       1.57%
Ratio of net expenses to average net assets               0.87%+          0.99%+        0.98%+        1.03%        0.82%
Ratio of net investment income to average
   net assets                                             7.81%+          7.94%+        8.04%+        8.46%        7.60%
Portfolio turnover rate                                     27%             28%           49%           65%          61%
Net assets, end of year (in thousands)                $101,192        $ 98,500      $ 99,989      $ 92,252     $103,570
Ratios assuming no waiver of management fees
   and assumption of expenses by PMC
   and no reduction for fees paid indirectly:
     Net expenses                                         0.87%           0.98%         0.97%           --           --
     Net investment income                                7.81%           7.95%         8.05%           --           --

(a) Prior to the assumption of the management fee agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Omaha Fund Management Company.
* Assumes initial investment at market value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at market value at the end of each period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


14
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Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Interest Shares (the Fund) is a Delaware business trust registered under the Investment Company Acts of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount is accreted daily on a straight-line basis. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Interest Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At December 31, 1997, the Fund reclassified $51,882 and $349,847 from paid-in capital to distributions in excess of net investment income and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.  Dividend and Distribution Reinvestment Plan

    All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in

Pioneer Interest Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

2.  Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment advisor, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc.
(PGI). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1997, $60,256 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,457 in transfer agent fees payable to PSC at December 31, 1997.

4. Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $4,809 under such arrangements.

Pioneer Interest Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Interest Shares:

We have audited the accompanying balance sheet of Pioneer Interest Shares, including the schedule of investments, as of December 31, 1997, and the related statement of operations, and statements of changes in net assets for the periods presented and financial highlights for the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 1997, the results of its operations, and the changes in its net assets for the periods presented, and financial highlights for each of the four years ended December 31, 1997 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1998

Pioneer Interest Shares

--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 16, 1997, Pioneer Interest Shares, Inc. held a special meeting of shareowners. Both proposals were passed by shareowner vote. Following are the detailed results of the vote for each Proposal presented.

Proposal 1 -- Elect nine Trustees to serve on the Board of Trustees until their successors have been duly elected and qualified.

Directors                                    Affirmative     Withheld
John F. Cogan, Jr.                            6,092,145       104,203
Mary K. Bush                                  6,072,463       123,885
Richard H. Egdahl, M.D.                       6,093,892       102,456
Margaret B.W. Graham                          6,070,314       126,034
John W. Kendrick                              6,074,840       121,508
Marguerite A. Piret                           6,089,815       106,533
David D. Tripple                              6,094,769       101,579
Stephen K. West                               6,098,150        98,198
John Winthrop                                 6,095,815       100,533

Proposal 2 -- Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1997.

Affirmative                                    Against        Abstain
6,073,574                                      57,959         64,814

Pioneer Interest Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                            Officers
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and President
Mary K. Bush                        David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.             Sherman B. Russ, Vice President
Margaret B.W. Graham                William H. Keough, Treasurer
John W. Kendrick                    Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Transfer Agent
Pioneering Services Corporation

Shareowner Services and Sub-Transfer Agent
ChaseMellon Shareholder Services

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds

  Global/International                  Taxable
  Pioneer Emerging Markets Fund         Pioneer America Income Trust
  Pioneer Europe Fund                   Pioneer Bond Fund
  Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
  Pioneer India Fund
  Pioneer International Growth Fund     Tax-Exempt
  Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                        Pioneer Tax-Free Income Fund
  United States
  Pioneer Capital Growth Fund           Money Market Fund
  Pioneer Growth Shares                 Pioneer Cash Reserves Fund
  Pioneer Micro-Cap Fund*
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund

  Growth and Income Funds
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer II


  *0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

You can call ChaseMellon Shareholder Services for:

Account information                                         1-800-288-9541

Telecommunications Device for the
Deaf (TDD)                                                  1-800-231-5469

Or write to ChaseMellon Shareholder Services:

For:                                            At:
General inquiries, lost dividend checks,        P.O. Box 590
change of address, account consolidation        Ridgefield Park, NJ 07660

Lost stock certificates                         P.O. Box 467
                                                Washington Bridge Station
                                                New York, NY 10033

Stock transfer                                  P.O. Box 469
                                                Washington Bridge Station
                                                New York, NY 10033

Dividend reinvestment plan (DRIP)               P.O. Box 750
                                                Pittsburgh, PA 15230


[PIONEER LOGO]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

    0298-4811
(C) Pioneer Funds Distributor, Inc.
    Printed on Recycled Paper